UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
 (Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Mr. Arnulfo Rodriguez
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-4255

Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2017

Date of reporting period:  July 31, 2017

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Annual Report

July 31, 2017

The Mexico Equity and Income Fund, Inc.

Dear Fellow Stockholders:

I am writing this letter in the wake of two deadly earthquakes that hit Mexico City and surrounding communities, killing hundreds, causing massive damage to buildings and infrastructure, and leaving millions without electricity.  Without minimizing the human tragedy, the response by so many Mexicans has been remarkable.  The Los Angeles Times summed it up in this headline: ‘Canta y no llores’ — ‘Sing and don’t cry.’ Mexico rebounds from earthquake aftermath with a renewed sense of national pride.  The article goes on to elaborate:

There would seem to be little to croon about on the streets of this grievously wounded capital, where the aftermath of Tuesday’s earthquake has left at least 180 dead and forced thousands from their homes. Nationally, the death toll topped 300.

But, along with the edgy sense of apprehension, last week’s earthquake has seen an extraordinary outpouring of pride and nationalistic passion, in some cases literal flag-waving. People seem compelled to proclaim their mexicanidad — their Mexican-ness.

This in a country where decades of corrupt governance and official impunity have fed a profound sense of skepticism, a distrust of the public sphere and a reliance on family more than community.

Notably, the Mexican stock market has not collapsed.  Rather, it has shown the same sort of resilience that was evidenced when it (and the peso) rebounded after President Trump’s surprising victory last November caused it to fall, with the stock market index hitting a new high in July.  That suggests that investors have confidence that the structural reforms toward a more open economy have legs and are more important than any transitory setbacks.  Mary Anastasia O’Grady summarized the changed mood in Mexico in a recent Wall Street Journal opinion piece:

In 1985 President Miguel de la Madrid initially refused international assistance. Last week Mexico readily accepted the expertise of foreign recovery teams from the U.S., Japan, Israel and elsewhere.

A vibrant civil society has been out in front. Businesses, domestic and international, have donated hotel rooms, meals and transportation. Nongovernmental organizations and neighborhood groups are supporting rescue operations. Volunteers bring food to workers, form human chains that pass building debris out of the way, and offer assistance on social media.

Mexicans are mourning their dead. But a freer nation is also proud to have risen to this challenge with confidence.

If you believe, as I do, that personal and economic freedom are necessary conditions and the catalyst for economic growth, then the Mexican economy should continue to prosper along with our Fund under the capable management of its investment advisor, Pichardo Asset Management.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser

Dear Fund Stockholders,

We are writing our Annual Stockholders Letter for the fiscal year ended July 31, 2017 amid a modest recovery in global economic growth and the rekindling of the Mexican economy. However, uncertainty regarding U.S. economic policy, growing geopolitical risks in some regions, and the possibility of international trade barriers constitute risks to the pick-up in growth. So far, Mexico has faced an adverse economic and political environment characterized by risk aversion in international capital markets and an unfriendly government in the U.S., the country’s main trading and investment partner.  Despite those handicaps, on July 17, 2017, the Mexican stock market index (IPyC) hit a high of 51,713 points.  Since then, Mexico has had its fair share of problems, including two strong earthquakes and several hurricanes and storms, while the U.S. threat of war against North Korea has complicated the geopolitical environment. Despite those events and uncertainty surrounding the 2018 presidential elections in Mexico, the IPyC has held above 50,000 points. (Source: Bloomberg).

MEXBOL Stock Exchange Market Price.
As at July 31, 2017.

Source: Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Economic growth has been better than expected. Indeed, Mexico’s Central Bank’s (BANXICO) latest real economic growth estimate was raised to a 1.5%-2.5% range for 2017 and to a 2.0%-3.0% range for 2018, an increase of approximately 50 basis points (bps) from the previous forecast for 2018. (Source: BANXICO).

Domestic consumption has remained robust, supported by solid fundamentals such as a stronger employment rate and credit performance while investment has been somewhat lackluster, likely due to uncertainty surrounding the NAFTA negotiations and the July 2018 presidential elections. Inflation has continued to trend upwards, despite the recent appreciation of the Mexican Peso against the U.S. Dollar resulting in a cumulative appreciation of 5.35% for the one year period ended July 31, 2017, and 16.44% for the year-to-date period ended July 31, 2017. We believe that until inflation stabilizes, further rate hikes by BANXICO cannot be ruled out. Meanwhile, the country’s public finances have become even healthier, resulting in improvements to the country’s sovereign debt outlook from credit rating agencies.

(Please see full economic report at the Fund’s web page).

THE MXE’S INVESTMENT STRATEGY AND ASSET CLASS CATEGORIES AS CLASSIFIED BY PAM.

We have continued to adhere the Fund to our investment strategy with a value approach and a de-indexed strategy with flexible investment themes within the following asset class categories:

i)
Growth companies’ category characterized by Merger & Acquisition activity and resilient profit & loss statement top lines, primarily due to management efficiencies resulting in margins expansion.  Companies with a net U.S. Dollar revenue component are also included in this asset class category.

ii)	Total annual return companies with an annual dividend yield and share repurchase policy, sound financials and sound corporate governance.
iii)
Special situation companies, mainly oversold stocks, usually with a high discount to their equity due to a strategic vertical integration at the end of a high Capital Expenditures (CapEx) cycle confronting a challenging commodity-petrochemicals momentum. This category also includes small capitalization companies of below U.S. $1 billion. This category includes non-trapped value companies with sound corporate governance, and accounting.

iv)	Energy-related category, mainly natural gas and cogeneration.

The Fund’s major overweight relative to the MSCI – Mexico Index at the Fund’s fiscal year ended July 31, 2017, was:

•
Industrials, +457 basis points (bps), mainly due to conglomerates with an attractive discount to their intrinsic future value based on PAM’s SoTP or DCF valuation, including toll road concessions, consumption (multi-line retail, cold cuts, and dairy). (Sources: PAM; Bloomberg).

•
Materials, +285 bps, a sector that has benefited from a recovery in industrial metals prices in the case of Mining, while high utilization rates have supported the price recovery strategy in the case of construction materials. In this category, the Fund also includes growing Chemical and Petrochemical companies with organic and inorganic growth. (Sources: PAM; Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund’s major underweight positions relative to the MSCI – Mexico Index at the Fund’s fiscal year ended July 31, 2017, was:

•	Consumer Staples, -904 bps, as stocks in this category are fairly valued. Approximately 40% of MEXBOL constituents are consumption related, according to Bloomberg. (Sources: PAM; Bloomberg).
•
Telecommunication Services, -589 bps, due to limited upside to our target price and the fact that a positive growth trend in operating results is likely priced into all- time high valuations for the one year period ended July 31, 2017. (Sources: PAM; Bloomberg).

MXE’s 1-Year Relative Contribution by Sectors.
As at July 31, 2017.

Sources: PAM; Bloomberg.

MXE Portfolio & MSCI Mexico-Index

Sources: PAM, Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

THE MXE’S PERFORMANCE

Our assessment reports register a -575 basis points underperformance compared to the MSCI Mexico-Index’s return for the one year period ended July 31, 2017, resulting mainly from a more than 300 basis point negative contribution from the Wireless Telecommunications Services and Beverages industries, which have the highest per stock concentration in the MSCI Mexico-Index with weights of 17% and 12%, respectively. The Fund remains adhered to a maximum 10% weight in individual stocks and to a de-indexed investment strategy. (Sources: PAM; Bloomberg).

The period from November 2016 to January 2017 showed the greatest volatility in the Fund’s NAV for the one year period ended July 31, 2017, following a -9.45% local currency depreciation versus the U.S. Dollar in that period. (Source: Bloomberg).

MXE NAV Comparison Base 100 in US Dollars.
(12/31/2008 – 07/31/2017)

Sources: PAM; Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

MXE’s US Dollar Return with Dividends Reinvested.
As at July 31, 2017.

Sources: U.S. Bancorp1; Thomson Reuters2; PAM 3; MSCI 4; Bloomberg.

Sources: U.S. Bancorp1; Thomson Reuters2; PAM 3; Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

MXE’s US Dollar Return with Dividends Reinvested.
As of June 30, 2017.

Sources: U.S. Bancorp1; Thomson Reuters2; MSCI 3; Bloomberg.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255, or by consulting the Fund’s web page: www.mxefund.com.

The Fund’s common share market price increased 10.20% for the one year period ended July 31, 2017, compared to a decrease of -14.78% for the one year period ended December 31, 2016, registering a discount of -13.35% to the Fund´s NAV of US $13.71, compared to a discount of -12.50% at the end of July 31, 2016. (Source: U.S. Bancorp).

MXE’s Historical NAV Discount.
(12/31/2007 – 7/31/2017)

Sources: PAM; Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

82,941 shares were repurchased during the Fund’s fiscal year ended July 31, 2017, with the Fund’s total net assets amounting to US$100,755,049 compared to US$91,579,304 at the end of the Fund’s fiscal year ended July 31, 2016. (Source: U.S. Bancorp).

FINAL REMARKS

The MEXBOL Index could adjust if international capital markets post losses, but its resilience thus far reflects investor confidence in what is essentially a well-managed economy showing the fledgling results of structural reform with some obvious geographical and demographic advantages summarized below:

i)
Energy reforms approved in 2013 have generated foreign investment commitments, which the Mexican government estimates will have increased to 40 billion dollars by the time the second round of the tender ends. (Sources: SENER-Energy Ministy; and CNH Hydrocarbons National Commission).

ii)
In 2016, doubts were raised about the solidity of public finances, and rating agencies like Standard & Poor’s put Mexico’s sovereign debt rating on negative watch, a rating that is currently three notches above investment grade. The strong fiscal adjustment in public finances observed throughout 2017 has enabled Mexico to recover a stable outlook on the country’s debt.

iii)	The North American Free Trade Agreement, which at the end of the year faced the prospect of being cancelled by the U.S. and is currently in its third round of negotiations.
iv)
Evidence of a well-managed economy and lower economic risk has strengthened the peso over 16% for the year-to-date period ended July 31, 2017. A favorable outcome to the renegotiation of the North American Free Trade Agreement and presidential elections in Mexico in mid-2018 could strengthen the peso even further to around MXN $15 Mexican Peso per U.S. dollar. (Source: Bloomberg).

v)
Tax concessions established at the beginning of 2017 that favor the repatriation of undeclared Mexican capital invested abroad have proven very successful. As of the time of this writing, they totaled approximately U.S. $18 billion dollars. The program ends on October 19, 2017. (Source: SHCP, Ministry of Finance).

vi)
Mexico has a lot of coastline along the Atlantic and Pacific oceans that favors the growth of international trade beyond its northern border and positions it among the top ten countries in the world in terms of tourism flows.

vii)
Finally, Mexico has a young population with a big population bonus that many developed countries are on the verge of losing. The population of working age (15 to 64 years) will surpass the dependent population (children and old people) at least until the year 2050, although it also implies the challenge of providing this young population with education, infrastructure, and job opportunities.

THE MEXICO EQUITY AND INCOME FUND, INC.

Source: INEGI.

We thank you for your confidence in our independent portfolio management service and remain committed to delivering the Fund’s stockholders a competitive long-term capital appreciation by enhancing our fundamental analysis.

Sincerely yours,

Maria Eugenia Pichardo,
Head Portfolio Manager

The information provided herein represents the opinion of Pichardo Asset Management not the Fund’s Board of Directors’, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

THE MEXICO EQUITY AND INCOME FUND, INC.

All investments involve risk. Principal loss is possible. Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulations and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

Diversification does not assure a profit or protect against a loss in a declining market.

The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

The Fund’s holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

The Fund may have a higher turnover rate, which could result in higher transaction costs and higher tax liability, which may affect returns.

Earnings growth is not a measure of the Fund’s future performance.

Definitions

•
MEXBOL, or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted in¬dex of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI-MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico. One cannot invest directly in an index.
•	Basis point (bps) is one hundredth of a percentage point (0.01%).
•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

•	The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers, and is the price at which investors may purchase or sell the common shares of a

THE MEXICO EQUITY AND INCOME FUND, INC.

closed-end fund, which fluctuates throughout the day. The common share market price may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.

•	References to other funds should not be considered a recommendation to buy or sell any security.
•
Banxico: Banco de Mexico is the central bank of Mexico. By constitutional mandate, it is autonomous in both its operations and management. Its main function is to provide domestic currency to the Mexican economy and its main priority is to ensure the stability of the domestic currency’s purchasing power.

•	INEGI: The National Institute of Statistics and Geography.
•
GDP: Gross Domestic Product. The monetary value of all the finished goods and services produced within a country’s borders in a specific period of time, although GDP is usually calculated on an annual basis. It includes all private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

•
PEMEX: Petroleos Mexicanos is the Mexican state-owned oil company created in 1938. PEMEX is the seventh crude oil producer worldwide and the eleventh most integrated company. In Mexico, it is the sole producer of crude oil, natural gas and refined products, the most important source of government income and the country’s most important company.

•	SHCP: Secretaria de Hacienda y Credito Publico, is the Ministry of Finance.
•	Free Cash Flow: is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.
•
Discounted Cash Flow (DCF) is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them to arrive at a present value estimate, which is used to evaluate the potential for investment. If the value arrived at through DCF analysis is higher than the current cost of the investment, the opportunity may be a good one.

•
Mergers and acquisitions (M&A) is a general term that refers to the consolidation of companies or assets. M&A can include a number of different transactions, such as mergers, acquisitions, consolidations, tender offers, purchase of assets and management acquisitions. In all cases, two companies are involved. The term M&A also refers to the department at financial institutions that deals with mergers and acquisitions.

•
A profit and loss statement (P&L) is a financial statement that summarizes the revenues, costs and expenses incurred during a specific period of time, usually a fiscal quarter or year. These records provide information about a company’s ability – or lack thereof – to generate profit by increasing revenue, reducing costs, or both. The P&L statement is also referred to as “statement of profit and loss”, “income statement,” “statement of operations,” “statement of financial results,” and “income and expense statement.”

•	ROIC: A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. Return on invested capital gives a sense of how well a company is using

THE MEXICO EQUITY AND INCOME FUND, INC.

its money to generate returns. Comparing a company’s return on capital (ROIC) with its weighted average cost of capital (WACC) reveals whether invested capital is being used effectively.
•
Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base. FCF is important because it allows a company to pursue opportunities that enhance shareholder value.

•
Earnings yield are the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield (which is the inverse of the P/E ratio) shows the percentage of each dollar invested in the stock that was earned by the company. The earnings yield is used by many investment managers to determine optimal asset allocations.

•	Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.
•	The price-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.
•
Capital expenditure, or CapEx, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations. These expenditures can include everything from repairing a roof to building, to purchasing a piece of equipment, or building a brand new factory.

•
The North American Free Trade Agreement (NAFTA) created one of the world’s largest free trade zones and laid the foundations for strong economic growth and rising prosperity for Canada, the United States, and Mexico.

•
CNH: National Hydrocarbons Commission: the CNH was created on November 28, 2008 as a body with technical autonomy to regulate and supervise the exploration and extraction of hydrocarbons in Mexico. The CNH was formally installed on May 20, 2009, following the appointment of its governing body.

•	A Treasury bond (T-Bond) is a marketable, fixed-interest U.S. government debt security with a maturity of more than 10 years.
•
The balance of payments, also known as balance of international payments, encompasses all transactions between a country’s residents and its nonresidents involving goods, services and income; financial claims on and liabilities to the rest of the world; and transfers such as gifts.

•
IBOVESPA: The Sao Paolo Exchange, formerly known as the Bovespa, merged with the Brazil Mercantile and Futures Exchange in 2008 to create the BM&F Bovespa Exchange. The Bovespa Index tracks around 50 stocks traded on the São Paulo Stock, Mercantile & Futures Exchange. The term Bovespa is derived from BOlsa de Valores do Estado de São Paulo, the Portugese name for the exchange.

•	IMSS: Mexican National Institute of Social Security.
•
Oil Auctions: Mexico is inviting domestic and international oil companies to submit nominations from onshore and offshore fields available on its side of the Gulf of Mexico, some of which may be included in a bid of rounds.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2016	2015	2014	2013	2012
Real GDP Growth (y-o-y)	2.36%	2.46%	2.25%	1.36%	4.02%
Industrial Production (y-o-y)	0.00%	0.95%	2.65%	-0.50%	2.86%
Trade Balance (US billions)	$-13.14	$-14.60	$-3.06	$-1.20	$0.02
Exports (US billions)	$373.93	$380.62	$396.91	$380.02	$370.77
Export growth (y-o-y)	-1.80%	-4.12%	4.40%	2.49%	6.11%
Imports (US billions)	$387.06	$395.23	$399.98	$381.21	$370.75
Import growth (y-o-y)	-2.1%	-1.2%	4.9%	2.8%	5.7%

Financial Variables and Prices
28-Day CETES (T-bills)/Average	4.16%	2.98%	2.99%	3.70%	4.29%
Exchange rate (Pesos/US$)Average	18.68%	15.88	13.31	12.77	13.15
Inflation IPC, 12 month trailing	3.36%	2.13%	4.08%	3.97%	3.57%

Mexbol Index
USD Return	-9.74%	-13.15%	-9.43%	-1.33%	28.97%
Market Cap- (US billions)	$252.77	$279.00	$326.32	$356.02	$370.74
EV/EBITDA	9.57	x	9.93	x	9.92	x	9.91	x	9.13	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	-14.88%	-6.90%	-3.45%	15.85%	47.13%
Share Price	-14.78%	-10.23%	-4.57%	19.24%	45.13%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Allocation of Portfolio Assets
(Calculated as a percentage of Total Investments)

Capital Development Certificates 2.2%
Short-Term Investments 1.5%
Investment Companies 1.0%
Common Stocks 95.3%

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Schedule of Investments

MEXICO – 100.63%	Shares	Value

COMMON STOCKS – 96.83%

Airlines – 1.60%
Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – Series A (a)	1,168,532	$1,612,085

Airports – 1.19%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. – Series B	189,580	1,200,043

Auto Parts and Equipment – 2.13%
Rassini, S.A.B. de C.V.	448,392	2,140,393

Banking Service Groups – 0.81%
Gentera, S.A.B. de C.V.	537,428	817,198

Beverages – 10.91%
Arca Continental, S.A.B. de C.V.	585,466	4,340,391
Becle, S.A.B. de C.V. (a)	1,083,914	1,827,174
Fomento Economico Mexicano, S.A.B. de C.V. – Series UBD	478,076	4,827,889
		10,995,454
Building Materials – 6.71%
Cemex, S.A.B. de C.V. – Series CPO (a)	6,994,136	6,757,430

Chemical Products – 5.68%
Alpek, S.A.B. de C.V. – Series A	1,524,529	1,747,824
Mexichem, S.A.B. de C.V.	1,395,230	3,975,846
		5,723,670
Construction and Infrastructure – 4.63%
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	246,992	2,712,091
Promotora y Operadora de Infraestructura, S.A.B. de C.V. – Series L	221,181	1,947,237
		4,659,328
Energy – 0.79%
Infraestructura Energetica Nova, S.A.B. de C.V.	140,965	799,033

Financial Groups – 16.42%
Banco del Bajio, S.A. (a)	1,005,840	2,087,108
Banregio Grupo Financiero, S.A.B. de C.V. – Series O	317,160	2,083,520
Grupo Financiero Banorte, S.A.B. de C.V. – Series O	1,034,959	6,861,163
Grupo Financiero Inbursa, S.A.B. de C.V. – Series O	1,901,385	3,435,897

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Schedule of Investments (continued)

COMMON STOCKS (continued)	Shares	Value

Financial Groups (continued)
Grupo Financiero Interacciones, S.A.B de C.V. – Series O	369,203	$2,076,164
		16,543,852
Food – 4.17%
Gruma, S.A.B. de C.V. – Series B	200,355	2,767,324
Grupo Bimbo, S.A.B. de C.V. – Series A	567,039	1,433,643
		4,200,967
Holding Companies – 6.56%
Alfa, S.A.B. de C.V. – Series A	3,362,854	4,661,999
Grupo Carso, S.A.B. de C.V. – Series A – 1	467,465	1,949,423
		6,611,422
Hotels, Restaurants, and Recreation – 2.55%
Alsea, S.A.B. de C.V. – Series A	308,747	1,201,863
Grupe, S.A.B. de C.V. – Series B (a)	572,061	1,364,078
		2,565,941
Mining – 8.80%
Grupo Mexico, S.A.B. de C.V. – Series B	1,914,651	6,236,799
Industrias Penoles, S.A.B. de C.V.	107,029	2,631,281
		8,868,080
Real Estate Services – 2.88%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	1,927,011	2,905,265

Retail – 10.39%
El Puerto de Liverpool, S.A.B. de C.V. – Series C – 1	429,715	3,864,237
Grupo Sanborns, S.A.B. de C.V. – Series B – 1	1,863,552	2,249,557
La Comer, S.A.B. de C.V. (a)	1,488,302	1,508,157
Wal-Mart de Mexico, S.A.B. de C.V.	1,233,796	2,847,035
		10,468,986
Telecommunication – 10.61%
America Movil, S.A.B. de C.V. – Series L	10,511,142	9,305,187
Telesites, S.A.B. de C.V. (a)	1,874,901	1,385,968
		10,691,155
TOTAL COMMON STOCKS (Cost $84,207,829)		97,560,302

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Schedule of Investments (concluded)

CAPITAL DEVELOPMENT CERTIFICATES – 2.26%	Shares	Value

Atlas Discovery Trust II (b)(c)	300,000	$2,277,007
TOTAL CAPITAL CERTIFICATES (Cost $1,460,703)		2,277,007

	Principal
SHORT-TERM INVESTMENTS – 1.54%	Amount	Value

Mexican CETES
0.000% Coupon, 7.259% Effective Yield, 8/03/2017 (d)	2,754,484	1,546,651
TOTAL SHORT-TERM INVESTMENTS (Cost $1,554,464)		1,546,651
TOTAL MEXICO (Cost $87,222,996)		101,383,960

UNITED STATES – 1.01%	Shares	Value

INVESTMENT COMPANIES – 1.01%

Morgan Stanley Institutional Liquidity Funds –
Government Portfolio – Institutional Class – 0.872% (e)	1,020,290	1,020,290
TOTAL INVESTMENT COMPANIES (Cost $1,020,290)		1,020,290
TOTAL UNITED STATES (Cost $1,020,290)		1,020,290

Total Investments (Cost $88,243,286) – 101.64%		102,404,250
Liabilities in Excess of Other Assets – (1.64)%		(1,649,201)
TOTAL NET ASSETS – 100.00%		$100,755,049

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair valued security. The total market value of this security was $2,277,007, representing 2.26% of net assets.
(c)	Illiquid security. The total market value of this security was $2,277,007, representing 2.26% of net assets.
(d)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
(e)	The rate shown represents the 7-day yield at July 31, 2017.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Statement of Assets & Liabilities

ASSETS:
Investments, at value (cost $88,243,286)	$102,404,250
Receivable for investments sold	2,265,419
Interest receivable	107
Foreign currency (cost $21,672)	21,629
Other assets	5,934
Total Assets	104,697,339

LIABILITIES:
Payable for securities purchased	3,753,513
Advisory fees payable	73,509
Audit fees payable	34,198
Administration fees payable	19,996
Printing and mailing fees payable	16,728
Custody fees payable	11,741
NYSE fees payable	11,012
Fund accounting fees payable	7,887
CCO fees and expenses payable	4,793
Legal fees payable	4,122
Transfer Agent fees and expenses payable	2,722
Accrued expenses and other liabilities	2,069
Total Liabilities	3,942,290
Net Assets	$100,755,049
Net Asset Value Per Common Share ($100,755,049 / 7,349,716)	$13.71

NET ASSETS CONSIST OF:
Common stock, $0.001 par value; 7,349,716 shares outstanding
(98,144,872 shares authorized)	$7,350
Paid-in capital	96,968,246
Accumulated undistributed net investment income	351,599
Accumulated net realized loss on investments and foreign currency	(10,730,753)
Net unrealized appreciation on investments and foreign currency	14,158,607
Net assets	$100,755,049

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Year Ended July 31, 2017

INVESTMENT INCOME
Dividends(1)	$2,069,708
Interest	74,640
Total Investment Income	2,144,348

EXPENSES
Advisory fees (Note B)	784,452
Directors’ fees and expenses (Note B)	209,427
Administration fees (Note B)	108,630
Custodian fees (Note B)	73,109
Legal fees	64,128
CCO fees and expenses (Note B)	52,264
Printing and mailing fees	48,783
Fund accounting fees (Note B)	46,812
Insurance expense	36,796
Audit fees	34,197
NYSE fees	26,007
Transfer agent fees and expenses (Note B)	17,121
Miscellaneous	5,388
Total Expenses	1,507,114
NET INVESTMENT INCOME	637,234

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments and foreign currency transactions	(1,335,875)
Net change in unrealized appreciation on investments and foreign currency transactions	10,757,114
Net gain from investments and foreign currency transactions	9,421,239
Net increase in net assets resulting from operations	$10,058,473

(1)	Net of $67,330 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$637,234	$95,471
Net realized loss on investments and foreign currency transactions	(1,335,875)	(6,600,139)
Net change in unrealized appreciation/(depreciation) in value
of investments and foreign currency transactions	10,757,114	(181,380)
Net increase (decrease) in net assets resulting from operations	10,058,473	(6,686,048)

Distributions to Shareholders from:
Net realized gains
Common stock	—	(4,160,192)
Preferred stock	—	(27,180)
Decrease in net assets resulting from distributions	—	(4,187,372)

Capital Share Transactions (Note D):
Issuance of common stock dividend	—	1,089,584
Redemption of preferred stock	—	(546,989)
Repurchase of common stock	(882,728)	(1,207,197)
Decrease in net assets from capital share transactions	(882,728)	(664,602)

Total increase (decrease) in net assets	9,175,745	(11,538,022)

Net Assets:
Beginning of year	91,579,304	103,117,326
End of year*	$100,755,049	$91,579,304
* Including accumulated net investment income (loss) of	$351,599	$(193,548)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$12.32	$13.79	$17.77	$17.91	$13.78
Net investment income (loss)	0.09	0.01	(0.09)	0.01	(0.09)
Net realized and unrealized gains (losses)
on investments and foreign currency transactions	1.28	(0.92)	(2.14)	2.10	4.35
Net increase (decrease) from investment operations	1.37	(0.91)	(2.23)	2.11	4.26

Less: Distributions
Dividends from net investment income	—	—	(0.01)	—	—
Distributions from net realized gains	—	(0.56)	(1.61)	(2.13)	(0.19)
Total dividends and distributions	—	(0.56)	(1.62)	(2.13)	(0.19)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	0.02	0.03	—	0.00 (2)	0.06
Anti-dilutive effect of
Preferred Share Redemption	—	0.00 (2)	—	—	—
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	—	(0.03)	(0.13)	(0.12)	—
Total capital share transactions	0.02	—	(0.13)	(0.12)	0.06
Net Asset Value, end of year	$13.71	$12.32	$13.79	$17.77	$17.91

Per share market value, end of year	$11.88	$10.78	$12.11	$16.08	$15.84
Total Investment Return Based on
Market Value, end of year(1)	10.20%	(6.35)%	(15.19)%	15.93%	32.55%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$100,755	$91,579	$102,448	$120,386	$109,337
Ratios of expenses to average net assets	1.71%	1.89%	1.76%	1.79%	1.62%
Ratios of net investment income (loss)
to average net assets	0.72%	0.10%	(0.58)%	0.07%	(0.52)%
Portfolio turnover rate	315.95%	167.08%	175.19%	134.98%	179.10%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements

NOTE A:  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. Listed equity securities are valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the valuation time. If the security did not trade on the Primary Market, it shall be valued at the closing price on another comparable exchange where it trades at the valuation time.  If there are no such closing prices, the security shall be valued at the mean between the most recent highest bid and lowest ask prices at the valuation time. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at July 31, 2017.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements (continued)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at July 31, 2017. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements (continued)

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2017:

	Level 1*	Level 2*	Level 3**	Total
Equity
Airlines	$1,612,085	$—	$—	$1,612,085
Airports	1,200,043	—	—	1,200,043
Auto Parts and Equipment	2,140,393	—	—	2,140,393
Banking Service Groups	817,198	—	—	817,198
Beverages	10,995,454	—	—	10,995,454
Building Materials	6,757,430	—	—	6,757,430
Capital Development Certificates	—	—	2,277,007	2,277,007
Chemical Products	5,723,670	—	—	5,723,670
Construction and Infrastructure	4,659,328	—	—	4,659,328
Energy	799,033	—	—	799,033
Financial Groups	16,543,852	—	—	16,543,852
Food	4,200,967	—	—	4,200,967
Holding Companies	6,611,422	—	—	6,611,422
Hotels, Restaurants, and Recreation	1,201,863	1,364,078	—	2,565,941
Mining	8,868,080	—	—	8,868,080
Real Estate Services	2,905,265	—	—	2,905,265
Retail	10,468,986	—	—	10,468,986
Telecommunication	10,691,155	—	—	10,691,155
Total Equity	$96,196,224	$1,364,078	$2,277,007	$99,837,309
Short-Term Investments	$1,020,290	$1,546,651	$—	$2,566,941
Total Investments in Securities	$97,216,514	$2,910,729	$2,277,007	$102,404,250

*	Transfers between Levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements (continued)

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of July 31, 2016	$2,494,332
Acquisition/Purchase	—
Disposition/Sale	—
Return of Capital	(311,734)
Realized gain	(147,026)
Change in unrealized appreciation (depreciation)(1)	241,435
Balance as of July 31, 2017	$2,277,007

(1)	Included in the net unrealized appreciation on investments and foreign currency on the Statement of Assets & Liabilities.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2017:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an Increase in
	July 31, 2017	Methodologies	Input(1)	Input(2)
Capital Development Certificates	$2,277,007	Market	Liquidity	Decrease
		Comparables/	Discount
Sum of the Parts
Valuation

(1)
In determining these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investment that would result from increases to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Disclosures about Derivative Instruments and Hedging Activities
The Fund did not invest in derivative securities or engage in hedging activities during the period ended July 31, 2017.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements (continued)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2017, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income	$(92,087)
Accumulated Net Realized Loss	92,087
Paid-in Capital	—

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and
(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements (continued)

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2017 and July 31, 2016 were as follows:

Distributions paid from:	7/31/17	7/31/16
Ordinary Income	$—	$—
Long-Term Capital Gain	—	4,187,372
Total	$—	$4,187,372

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$92,614,112
Gross tax unrealized appreciation on investments	14,678,227
Gross tax unrealized depreciation on investments	(4,888,089)
Net tax unrealized appreciation on investments	9,790,138
Undistributed ordinary income	351,599
Undistributed long-term capital gains	—
Total distributable earnings	351,599
Other accumulated gains(losses)	$(6,362,284)
Total accumulated earnings(losses)	$3,779,453

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2017, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements (continued)

At July 31, 2017, the Fund had tax basis capital losses which may be carried forward to offset future short term and long term capital gains indefinitely in the amount of $2,280,517 and $4,079,410, respectively.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the year ended July 31, 2017, the Fund’s monthly investment performance ranged from 0.6% to (9.2)% above/(below) the monthly investment performance of the Index.  Accordingly, for the year ended July 31, 2017 the net investment advisor fee consisted of the base fee of $879,788 and a net downward performance fee adjustment of $(95,336).

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $35,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000. In addition, the Fund reimburses the

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements (continued)

directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $276,349,751 and $276,818,184 respectively, for the year ended July 31, 2017.

At July 31, 2017 approximately 100.6% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the year ended July 31, 2017, the Fund purchased 82,941 shares of capital stock in the open market at a cost of $882,728.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.74%.

During the year ended July 31, 2016, the Fund purchased 109,636 shares of capital stock in the open market at a cost of $1,207,197.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.68%.

On December 8, 2015, the Board of Directors declared a stock dividend of $0.56 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 113,378 shares of common stock to stockholders that did not elect the cash option, which amounted to $1,089,584.

On December 17, 2015 at the Annual Meeting of Stockholders of the Fund, the preferred stockholders, voting as a separate class, and the common and preferred stockholders, voting together as a single class, each approved an amendment to the Fund’s Articles Supplementary authorizing the elimination of the preferred stock.  Consequently, the Fund redeemed all 48,535 preferred shares outstanding at 98% of the Fund’s net

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Notes to Financial Statements (concluded)

asset value per common share as of the close of business on Friday, January 8, 2016. Since such net asset value was $11.50, the Fund paid each preferred stockholder $11.27 per share on or about February 10, 2016. The total amount of the redemption payment was $546,989.  The net asset value per share of the Fund’s stockholders was increased by approximately $0.001 per share as a result of this redemption.

Share Repurchase

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

NOTE E:  SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Report Of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
The Mexico Equity and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Mexico Equity and Income Fund, Inc. (the “Fund”) as of July 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 28, 2017

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	July 31, 2017 (Unaudited)

BOARD CONSIDERATION OF THE CONTINUATION OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

In March 2017, the Board of Directors of The Mexico Equity and Income Fund, Inc., (the “Fund”), including the Independent Directors, unanimously approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one-year term. The information, material facts and conclusions that formed the basis for the Board’s approval are described below.

INFORMATION REVIEWED

During the course of the year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Adviser, including reports on the Fund’s investment results, portfolio composition, investment strategy, economic outlook, valuation, and other matters. In addition, in connection with its annual review of the Agreement, independent counsel on behalf of the Board requested and the Board reviewed information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. In connection with its review, the Board received assistance and advice in the form of a written memorandum regarding legal and industry standards with respect to the renewal of an investment advisory agreement from counsel to the Fund. The Independent Directors discussed the approval of the Agreement with representatives of the Adviser and during an executive session with counsel at which no representatives of the Adviser were present. In deciding to recommend approval of the Agreement, the Board and the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Directors considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Directors considered the Adviser’s specific responsibilities in all aspects of daily management of the Fund, as well as the qualifications, experience and responsibilities of Maria Eugenia Pichardo, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the operational strength of the Adviser.  The Directors discussed in detail the Adviser’s performance and compliance oversight, including the reports of the Fund’s chief compliance officer to the Directors on the effectiveness of the Adviser’s compliance program.  The Directors noted that the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Agreement.  The Adviser was very responsive to the requests of the Board and had consistently kept the Board apprised of developments related to the Fund and the Mexican economic environment in general.  The Directors

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Additional Information (continued)	(Unaudited)

concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and the Adviser continues to be reliable.

2.  INVESTMENT PERFORMANCE OF THE FUND

The Independent Directors discussed the performance of the Fund for the one-year, three-year, five-year and ten year periods ended January 31, 2017. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer group of twenty-five closed end international funds constructed by data provided by Morningstar, Inc. (the “Morningstar Peer Group”). The Independent Directors noted that the one year return for the Fund ranked twenty fifth amongst its peer group while the Fund ranked twenty forth, thirteenth and fifteenth for the three-year, five-year and ten year periods, respectively.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Directors considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. In addition, the Independent Directors reviewed information comparing the Fund’s contractual advisory fees with the Morningstar Peer Group.  The Directors noted that the Fund’s contractual management base fee of 1.00% fell within the third quartile and was slightly above the Morningstar Peer Group average of 0.97%, which fell within the second quartile. The Directors also considered that the Fund’s management fee is subject to a performance fee adjustment that increases or decreases the fee depending on how well the Fund has performed relative to the MSCI Mexico Index.  The Directors noted that the contractual investment advisory fee adjusted for the payments under the fulcrum fee for performance was 17.1 basis points higher than the peer group average. The Directors then discussed the operation of the performance fee adjustment and the impact on fees and expenses based on various performance results. The Directors then noted that Fund’s current expense ratio of 1.89% was reasonable when compared to funds with similar asset size and complexity.  The Directors also considered the overall profitability of the Adviser, after reviewing the Adviser’s financial information.  The Directors examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Directors and the Fund’s administrator specifically for the March 2017 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Additional Information (continued)	(Unaudited)

The Directors concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Directors further concluded that the Adviser’s profit from advising the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Directors considered the extent to which economies of scale were or should be reflected in the Fund’s advisory fee, and concluded that in view of the Fund’s investment results, the Fund’s reasonable level of total expenses and overall size of the net assets in the Fund that the investment advisory fees were reasonable and that there were no economies of scale available at this time that should be passed along to the Fund.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Directors considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Directors examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund and has no affiliated entities that provide services to the Fund.  The Directors concluded that any such benefits were difficult to quantify and likely not significant.

CONCLUSIONS

Based on their review, including consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the terms of the Agreement are fair and reasonable to the Fund and its stockholders, that the Fund’s stockholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund and that renewal of the Agreement was in the best interests of the Fund and its stockholders.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Additional Information (continued)	(Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2016, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Additional Information (concluded)	(Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2017 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%. (unaudited)

The Fund designates 0.00% of dividends declared for the fiscal year July 31, 2017 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	July 31, 2017 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in the Fund’s Common Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Dividends and Distributions (concluded)	(Unaudited)

valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual
Stockholders Meeting	July 31, 2017 (Unaudited)

The Fund’s Annual Stockholders meeting was held on December 15, 2016, at the offices of U.S. Bancorp Fund Services LLC, 777 E. Wisconsin Avenue, Milwaukee, WI 53202. As of October 13, 2016, the record date, outstanding shares of common stock were 7,374,569. Holders of 6,476,989 common shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected two Directors to the Board of Directors.  The following table provides information concerning the matters voted on at the meeting:

I.	(A) Election of Directors – Common
		Votes For	Votes Withheld
	Gerald Hellerman	3,434,444	3,042,545

I.	(B) Election of Directors – Common
		Votes For	Votes Withheld
	Glenn Goodstein	3,436,684	3,040,306

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	July 31, 2017 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”),
AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Privacy Policy (concluded)	(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	July 31, 2017 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	Since	Managing Director of	Trustee, Crossroads
615 E. Michigan Street		Compliance	2016 / 16 years	Hellerman Associates	Liquidating Trust;
Milwaukee, WI 53202		Officer		(a financial and corporate	Director, Emergent
				consulting firm) since 1993	Capital, Inc. (until
				(which terminated activities	2017); Director,
				as of December 31, 2013).	MVC Capital, Inc.;
Director, Special
Opportunities
Fund, Inc.; Trustee,
Fiera Capital Series
Trust; Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(2012-2016);
Director, Brantley
Capital Corporation
(until 2013).

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Phillip Goldstein	1945	Chairman	Since	Since its inception in 2009,	Trustee, Crossroads
Park 80 West, Plaza Two,			2014 / 17 years	Mr. Goldstein has been a	Liquidating Trust;
250 Pehle Avenue,				member of Bulldog Investors,	Chairman, Emergent
Suite 708				LLC, the investment advisor	Capital, Inc. (until
Saddle Brook, NJ 07663				of Special Opportunities	2017); Director,
				Fund, Inc. and the Bulldog	MVC Capital, Inc.;
				Investors group of funds.	Chairman, Special
				He also is a member of	Opportunities Fund,
				Kimball & Winthrop, LLC,	Inc.; Chairman,
				the managing general	Brantley Capital
				partner of Bulldog Investors	Corporation (until
				General Partnership, since	2013); Director,
				2012. From 1992-2012,	ASA Ltd. (until
				Mr. Goldstein was a	2013); Director,
				member of the general	Korea Equity and
				partners of several private	Income Fund, Inc.
				funds in the Bulldog	(until 2012).
Investors group of funds
and in 2012 became a
member of Bulldog
Holdings, LLC, which
became the sole owner of
such general partners.

Glenn Goodstein	1963	Director	Since	Registered Investment	None
5650 El Camino Real,			2016 / 16 years	Advisor; held numerous
Suite 155				executive positions with
Carlsbad, CA 92008				Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2017
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	Since	Since 2004, Mr. Das has	None
68 Lafayette Avenue			2015 / 16 years	been a Principal of the
Dumont, NJ 07628				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of Bulldog Investors,
LLC, the investment
adviser to the Special
Opportunities Fund, Inc.,
since its inception in
2009. Treasurer of
Special Opportunities Fund,
Inc., from 2009-2014.

Richard Abraham	1955	Director	Since	Since 1998, Mr. Abraham	None
143 Colfax Rd			2015 / 2 years	has been self employed as
Havertown, PA 19083				a securities trader.

Maria Eugenia Pichardo	1950	Interested	Since	Portfolio Manager of the	None
Andres Bello No. 45 – 22 Floor		Director,	2014 / 7 years	Fund since the Fund’s
Col. Chapultepec Polanco		Officer,		Inception; President and
Del. Miguel Hidalgo		President	Indefinite / 13 years	General Partner, Pichardo
Mexico, CDMX (D.F.),				Asset Management, S.A. de
C.P. 11560				C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979-2002.

Luis Calzada	1965	Secretary	Indefinite / 6 years	Administrative and	None
Andres Bello No. 45 – 22 Floor				Compliance Director,
Col. Chapultepec Polanco				Pichardo Asset
Mexico, CDMX (D.F.),				Management S.A. de C.V.
C.P. 11560

Arnulfo Rodriguez	1962	Chief	Since 2016 / 1 year	Strategist and Debt Portfolio	None
Andres Bello No. 45 – 22 Floor		Financial		Manager, Pichardo Asset
Col. Chapultepec Polanco		Officer		Management, S.A. de C.V.
Mexico, CDMX (D.F.),				from January 2016-present;
C.P. 11560				Local Fixed Income Research
Vice President, Acciones y
Valores Banames from July
2011-January 2016.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Andres Bello No. 45 – 22 Floor
Col. Chapultepec Polanco
Del. Miguel Hidalgo
Mexico, CDMX (D.F.), C.P. 11560

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Richard Abraham
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Maria Eugenia Pichardo

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-4255.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Rajeev Das is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2017	FYE 7/31/2016
Audit Fees	$30,900	$30,000
Audit-Related Fees	$0	$0
Tax Fees	$3,300	$3,300
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2017	FYE 7/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2017	FYE 7/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Abraham, Mr. Phillip Goldstein, Mr. Glenn Goodstein and Mr. Rajeev Das.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.   CORPORATE GOVERNANCE

A. Board and Governance Issues

1.         Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.         Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.  Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.         Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.         Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.         Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.         Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.         Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.         Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.       Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.       Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.       Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.       Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.       Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B. Executive Compensation

1.         Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.         Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.         Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.         Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.         Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.         Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.         Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.         Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.         Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.       Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.       Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.       Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C. Mergers and Acquisitions

1.         Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.         Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.         Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.         Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.         Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2017.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM') (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned asset management subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Division of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$100,755,049 (1)	$13,912,292 (1)	$0 (0)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to avoid conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM.

Securities Owned in the Fund by Portfolio Manager. As of July 31, 2017, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/17 to 2/28/17	0	$0.00	0	0
3/1/17 to 3/31/17	0	$0.00	0	0
4/1/17 to 4/30/17	0	$0.00	0	0
5/1/17 to 5/31/17	0	$0.00	0	0
6/1/17 to 6/30/17	0	$0.00	0	0
7/1/17 to 7/31/17	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     October 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     October 5, 2017

By (Signature and Title)*    /s/ Arnulfo Rodriguez
Arnulfo Rodriguez, Chief Financial Officer

Date     October 5, 2017

* Print the name and title of each signing officer under his or her signature.